UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2016

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number Former Name or Former Address, if Changed since Last Report	IRS Employer Identification Number
001-15943	Charles River Laboratories International, Inc. Delaware 251 Ballardvale Street Wilmington, Massachusetts 01887 (781) 222-6000 N/A	06-1397316

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On April 4, 2016, Charles River Laboratories International, Inc. (“Charles River” or the “Company”), Pretzel Acquisition Corporation, a wholly-owned subsidiary of Charles River (“Merger Sub”), WRH, Inc. (“WRH”) and American Capital Equity III, LP, in its capacity as Stockholder’s Representative consummated the merger contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 6, 2016 (the “Merger”). Under the terms of the Merger Agreement, Merger Sub merged with and into WRH, resulting in WRH becoming a wholly-owned subsidiary of the Company. The completion of the Merger was previously reported in the Current Report on Form 8-K as filed by Charles River with the Securities and Exchange Commission on April 5, 2016 (the “Form 8-K”).

This Current Report on Form 8-K/A amends the Form 8-K to include the financial statements and pro forma financial information described in Item 9.01 below which were not previously filed with the Form 8-K and which are permitted to be filed by amendment no later than 71 days after the date the Form 8-K was required to be filed. The consolidated financial statements of WRH represent the business acquired by Charles River.

ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Audited Consolidated Financial Statements of WRH for the years ended December 31, 2015 and December 31, 2014 with Report of Independent Auditors are attached as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The following financial statements are attached as Exhibit 99.2 and incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet of Charles River and WRH as of December 26, 2015 and notes related thereto.

Unaudited Pro Forma Condensed Combined Statements of Income of Charles River and WRH for the year ended December 26, 2015 and notes related thereto.

(d)	Exhibits

The following exhibits are filed as part of the current report:

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP relating to the financial statements of WRH.

99.1	Audited Consolidated Financial Statements of WRH for the years ended December 31, 2015 and December 31, 2014.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of December 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 15, 2016	CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

	By:	/s/ Matthew Daniel
		Name:	Matthew Daniel
		Title:	Corporate Vice President, Deputy General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP relating to the financial statements of WRH.

99.1	Audited Consolidated Financial Statements of WRH for the years ended December 31, 2015 and December 31, 2014.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of December 26, 2015.